UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

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SMTC CORPORATION
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SMTC CORPORATION
635 HOOD ROAD
MARKHAM, ONTARIO
CANADA L3R 4N6

June 7th, 2013

Dear Stockholder:

You are cordially invited to attend the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of SMTC Corporation to be held at our offices located at 635 Hood Road, Markham, Ontario, Canada, L3R 4N6 on July 17, 2013 at 11:00 a.m., Eastern Daylight Time.

Pursuant to rules promulgated by the Securities and Exchange Commission, we are providing each holder of our common stock a notice containing instructions on how to access our 2013 Proxy Statement and Annual Report and vote online. The Proxy Statement contains instructions on how you can (i) receive a paper copy of the Proxy Statement and Annual Report, if you only received a notice by mail, or (ii) elect to receive your Proxy Statement and Annual Report over the Internet, if you received them by mail this year.

Details of the business to be conducted at the Annual Meeting are given in the Proxy Statement and Notice of Annual Meeting of Stockholders. You should read with care the Proxy Statement that describes the proposed nominees for director, the non-binding advisory vote to approve the Company’s executive compensation and the non-binding advisory vote on the frequency of non-binding advisory votes on executive compensation.

Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented at the Annual Meeting. You are accordingly urged to vote via a toll-free telephone number, over the Internet, or, if you received a paper copy of the proxy card by mail, you may complete, sign, date and promptly return the proxy card. Instructions regarding all three methods of voting are contained on the proxy card. If you vote and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in our Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

Lawrence Silber

Interim President and Chief Executive Officer

SMTC Corporation

SMTC CORPORATION
635 HOOD ROAD
MARKHAM, ONTARIO
CANADA L3R 4N6

NOTICE OF 2013 ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD JULY 17, 2013

The Annual Meeting of Stockholders (the “Annual Meeting”) of SMTC Corporation, a Delaware corporation (the “Company”), will be held at our offices located at 635 Hood Road, Markham, Ontario, Canada, L3R 4N6 on July 17, 2013 at 11:00 a.m., Eastern Daylight Time, for the following purposes:

1.     To elect four directors to serve until the 2014 Annual Meeting and until successors are elected and qualified in accordance with the by-laws of the Company.

2.     To ratify the re-appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending December 29, 2013.

3.     To hold a non-binding advisory vote to approve the Company’s executive compensation.

4.     To hold a non-binding advisory vote on the frequency of an advisory vote on executive compensation.

5.     To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement, which is attached and made a part hereof.

The Board of Directors has fixed the close of business on May 29, 2013 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO VOTE VIA A TOLL-FREE TELEPHONE NUMBER, OVER THE INTERNET, OR, IF YOU RECEIVED A PAPER COPY OF THE PROXY CARD BY MAIL, YOU MAY COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD. INSTRUCTIONS REGARDING ALL THREE METHODS OF VOTING ARE CONTAINED ON THE PROXY CARD, IF YOU VOTE AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

By Order of the Board of Directors,

Lawrence Silber

Interim President and Chief Executive Officer

Markham, Ontario
June 7, 2013

SMTC CORPORATION
635 HOOD ROAD
MARKHAM, ONTARIO
CANADA L3R 4N6

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

General Information

The Board of Directors of SMTC Corporation, a Delaware corporation, is soliciting your proxy to vote your shares at our 2013 Annual Meeting of Stockholders to be held on July 17, 2013 at 11:00 a.m., Eastern Daylight Time, at our offices located at 635 Hood Road, Markham, Ontario, Canada, L3R 4N6.

This Proxy Statement contains important information regarding our annual meeting. Specifically, it identifies the proposals on which you are being asked to vote, provides information that you may find useful in determining how to vote, and describes voting procedures.

We use several abbreviations in this Proxy Statement. We refer to our company as “SMTC” or the “Company.” We call our board of directors the “Board.” References to “2012” mean our fiscal period 2012, which began on January 2, 2012 and ended on December 30, 2012. We refer to the 2013 Annual Meeting of Stockholders as the “Annual Meeting.”

As permitted by the Securities and Exchange Commission rules, we are making this proxy statement and our annual report available to our stockholders electronically via the Internet. On June 7, 2013, we mailed to our common stock holders of record as of the close of business on May 29, 2013 a Notice of Internet Availability of Proxy Materials, or the Notice, containing instructions on how to access this proxy statement and our annual report online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy statement and annual report. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice. The Company will bear all attendant costs of the solicitation of proxies.

The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile, or email, or by a third party.

Who May Attend and Vote?

Each holder of the Company’s common stock, par value $.01 per share (“Common Stock”), is entitled to one vote for each share of Common Stock owned as of the record date. Holders of Common Stock are collectively referred to as “Stockholders.” On the record date, 16,344,193 shares of our Common Stock were issued and outstanding.

At least ten days before the 2013 Annual Meeting of Stockholders, the Company will make a complete list of the stockholders entitled to vote at the Annual Meeting open to the examination of any stockholder for any purpose germane to the Annual Meeting at its principal executive offices at 635 Hood Road, Markham, Ontario, Canada L3R 4N6. The list will also be made available to Stockholders present at the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most SMTC Stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name as the Stockholder of record. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

●     Stockholder of Record - If your shares are registered directly in your name with SMTC’s Transfer Agent, Computershare Shareowner Services LLC (“Computershare”), you are considered, with respect to those shares, the Stockholder of record. As the Stockholder of record, you have the right to grant your voting proxy directly to SMTC or to vote in person at the Annual Meeting.

●     Beneficial Owner - If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and your broker or nominee is considered, with respect to those shares, the Stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the Stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a proxy from your broker or nominee. Your broker or nominee has provided voting instructions for you to use. If you wish to attend the Annual Meeting and vote in person, please contact your broker or nominee so that you can receive a legal proxy to present at the Annual Meeting.

How Do I Vote?

As a Stockholder, you have the right to vote on certain business matters affecting the Company. The proposals that will be presented at the Annual Meeting, and upon which you are being asked to vote, are discussed in the sections of this proxy statement beginning with “Proposal No. 1” and continuing to address each proposal as outlined in the meeting notice. Each share of the Company’s Common Stock you own entitles you to one vote.

Stockholders of record can vote in person at the Annual Meeting or by proxy. There are three ways to vote by proxy:

●	By Telephone—Stockholders of record located in the United States can vote by telephone by calling 1-866-540- 5760 and following the instructions on the Notice;

●	By Internet—You can vote over the Internet at www.proxyvoting.com/smtx by following the instructions on the Notice; or

●

By Mail—If you received your proxy materials by mail or printed the proxy card posted at www.smtc.com/en/proxy you can vote by mail by signing, dating and mailing the proxy card to: SMTC Corporation, 635 Hood Road, Markham, Ontario, Canada L3R 4N6.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on July 17, 2013.

If you vote by proxy, you enable the individuals named by you in your proxy (your “proxies”) to vote your shares at the Annual Meeting in the manner you indicate. We encourage you to vote by proxy even if you plan to attend the Annual Meeting. In this way your shares will be voted even if you are unable to attend the Annual Meeting.

Your shares will be voted as you direct on your proxy, whichever way you choose to submit it. If you attend the Annual Meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you. In the absence of instructions on a properly executed proxy, proxies from holders of Common Stock will be voted FOR the proposals.

Beneficial Owners should follow voting instructions provided by their broker or nominee.

What Does the Board of Directors Recommend?

If you submit a proxy but do not indicate your voting instructions, your proxies will vote in accordance with the recommendations of the Board of Directors. The Board recommends that you vote for the election of the named director nominees, for an advisory vote for approval of compensation of named executive officers and for an advisory vote on compensation of named executive officers every three years.

What Vote Is Required For The Proposal?

A majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. The following votes are required with respect to the proposals.

●

For the election of directors, the four candidates receiving the greatest number of affirmative votes (a “plurality vote”) of the votes attached to shares of Common Stock and the Special Voting Share will be elected.

●

For ratification of the re-appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending December 29, 2013, the affirmative vote of a majority of the votes cast by holders of shares of Common Stock present in person, or represented by proxy at the meeting, and entitled to vote, is required.

●

For approval of the compensation paid to the named executive officers, the affirmative vote of a majority of the votes cast by holders of shares of Common Stock present in person, or represented by proxy at the meeting, and entitled to vote, is required. Please note that while the Board intends to carefully consider the stockholder vote on the executive compensation of the Company’s named executive officers; the vote is not binding on the Company and is advisory in nature.

●

For approval of the frequency with which the Company is to hold advisory votes with respect to the executive compensation paid to the Company’s named executive officers, the frequency receiving the highest number of votes (among votes properly cast at the Annual Meeting or by proxy) will be considered the frequency recommended by the stockholders. While our Board intends to carefully consider the stockholder vote resulting from the proposal, the vote is not binding on us and is advisory in nature.

An automated system administered by the Company’s transfer agent will tabulate votes cast by proxy at the Annual Meeting, and an officer of the Company will tabulate votes cast in person at the Annual Meeting.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered voting power present with respect to that proposal. Thus, broker non-votes and abstentions will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

May I Change My Proxy?

Yes. A proxy may be revoked by the Stockholder giving the proxy at any time before it is voted by written notice of revocation delivered to the Company prior to the Annual Meeting, and a prior proxy is automatically revoked by a Stockholder giving a subsequent proxy or attending and voting at the Annual Meeting. To revoke a proxy previously submitted by telephone or through the Internet, you may simply vote again at a later date, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. Attendance at the Annual Meeting in and of itself does not revoke a prior proxy.

Table of Contents

PROPOSAL NO. 1 -	Election of Directors	1

PROPOSAL NO. 2 -	Ratification of Re-Appointment of Independent Registered Public Accountants	3

PROPOSAL NO. 3 -	Non-Binding Advisory Vote Regarding the Compensation of the Company’s Name Executive Officers (“Say on Pay”)	4

PROPOSAL NO. 4 -	To Approve, by a Non-Binding Vote, the Frequency of Future Stockholder Advisory Votes about the Company’s Executive Compensation (“Say on Frequency”)	5

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES	6

DIRECTOR INDEPENDENCE	8

COMPENSATION OF DIRECTORS	8

AUDIT COMMITTEE REPORT	9

RELATED PARTY TRANSACTIONS	10

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	11

EXECUTIVE OFFICERS	12

EXECUTIVE COMPENSATION AND RELATED INFORMATION SUMMARY COMPENSATION TABLE	13

EMPLOYMENT AGREEMENTS	14

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	15

POST-TERMINATION COMPENSATION AND CHANGE OF CONTROL PAYMENTS	16

ADDITIONAL INFORMATION	18

PROPOSAL NO. 1 - Election of Directors

The number of authorized directors on the Board is currently fixed at seven, with three vacancies. The Board is currently composed of the following directors: Clarke H. Bailey, David Sandberg, Lawrence Silber and J. Randall Waterfield whose terms will expire upon the election and qualification of directors at the 2013 Annual Meeting of Stockholders.

The following table sets forth certain information with respect to each of the four nominees for election as a director of the Company. Each nominee was proposed for election by the Nominating and Governance Committee for consideration by the Board and proposal to the Stockholders. The ages shown are as at June 7, 2013, the date on which this proxy statement was first delivered to Stockholders.

Name and Place of Residence	Age	Office
Clarke H. Bailey New Rochelle, New York	59	Director and Executive Chairman (2)(3)
David Sandberg New York, New York	40	Director, Chair of the Audit Committee, Chair of the Nominating and Governance Committee (1)(3)
Lawrence Silber Flemington, New Jersey	56	Director and Interim President and Chief Executive Officer (1)(2)
J. Randall Waterfield New York, New York	40	Director, Chair of the Compensation and Management Development Committee (1)(2)

(1)     Member of the Nominating and Governance Committee during 2012.

(2)     Member of the Compensation and Management Development Committee during 2012.

(3)     Member of the Audit Committee during 2012.

Clarke H. Bailey joined the Board in June 2011. Mr. Bailey was appointed as the Company’s Executive Chairman during May 2013. Mr. Bailey is also presently the Chairman and CEO of EDCI Holdings, Inc., a company currently in dissolution. In addition to EDCI’s Board, he serves as a Director on the Boards of Iron Mountain Corp. where he has served since 1998 and is currently Chairman of the Compensation Committee. Previously, Mr. Bailey served as the Chairman and CEO of Glenayre Technologies Inc., the Chairman and CEO of Arcus, Inc. until 1998 and as Managing Director and Head of the Principal Investment Group at Oppenheimer & Co. until 1990. Mr. Bailey has also previously served as a Director on four other public company Boards, five private company Boards, and three non-profit Boards of Trustees. The Board believes that his significant experience in manufacturing, finance and M&A, and serving on both public and private boards make him well qualified to serve as a director.

David Sandberg has served as a director since April 2009. Mr. Sandberg is the founder, and portfolio manager of Red Oak Partners, LLC, a NY-based hedge fund, founded in March 2003, and the portfolio manager of Pinnacle Fund LLP, founded in 2008. Previously, Mr. Sandberg co-managed JH Whitney & Co’s Green River Fund from 1998-2002. Mr. Sandberg serves as the Chairman of Board of Asure Software, Inc., and as a director of Planar Systems, Inc. Mr. Sandberg received a BA in Economics and a BS in Industrial Management from Carnegie Mellon University. Red Oak Partners LLC is SMTC’s largest stockholder holding 15.2% of the shares outstanding. The Board believes that his significant public company board of director experience, as well has his experience in finance and public company capital market transactions, make him well qualified to serve as a director.

Lawrence Silber joined the board in October 2012. Mr. Silber was appointed as the interim President and Chief Executive Officer of the Company in May 2013. Previously, Mr. Silber served as Chief Operating Officer of Hayward Industries, Inc. a privately held global manufacturer of swimming pool equipment and industrial flow control devices from 2008 to 2012. Prior to that, Ingersoll Rand Company employed Mr. Silber where he held numerous leadership positions during a 30-year career from 1978 to 2008. Most recently, he was President of the Utility Equipment Group. Doosan Infracore briefly employed Mr. Silber during a time when he was transitioning businesses that were divested from Ingersoll Rand to Doosan. During his career with Ingersoll Rand, Mr. Silber served as Chairman of the Board of Ingersoll Rand Canada, a wholly owned subsidiary of the parent company and also served on the Board of a number of joint ventures for the company. The Board believes that Mr. Silber has significant experience in international operations, manufacturing, supply chain, sales and marketing, M&A activity and working for both public and private companies as well as serving on Boards that makes him well qualified to serve as a director of SMTC.

J. Randall Waterfield joined the Board of Directors in April 2012. Mr. Waterfield is the Chairman of Waterfield Group, a diversified financial services holding company.  Mr. Waterfield an owner and member of the Board of Directors of Cappello Waterfield & Co., an investment banking concern. Mr. Waterfield also currently serves on the Board of Directors of Waterfield Enterprises, LLC, Asure Software, Waterfield Technologies, and the Culver Military Summer School Alumni Association. Previously, Mr. Waterfield was an equity research analyst at Goldman Sachs & Co. from 1996 through 1999, primarily responsible for institutional small capitalization growth portfolios. Mr. Waterfield holds the Chartered Financial Analyst designation and is a graduate Harvard University. The Board believes that Mr. Waterfield’s experience in finance and M&A make him well qualified to serve as a director.

Currently there are three vacant Board positions that were created by the resignation from the Board of Anton Simunovic effective as of April 4, 2013 and the mutually agreed upon terminations of Mr. Walker’s and Mr. German’s employment as Co-CEO’s and Directors of the Company effective May 14, 2013. Mr. Walker and Mr. Germain departed as Officers and Directors of the Company in order to pursue other business interests. The Nominating and Governance Committee is actively seeking a replacement of the Board members. If the positions are filled prior to the annual meeting, an amendment to the proxy will be filed.

REQUIRED VOTE

The four nominees receiving the highest number of affirmative votes of the votes attached to the common stock and the special voting share, voting together as a single class, will be elected directors of the Company.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2 – Ratification of Re-Appointment of Independent Registered Public Accountants

KPMG LLP (“KPMG”) has been our principal independent registered public accounting firm to audit the Company’s financial statements in excess of five years.   There have been no disagreements between us and KPMG since engagement. KPMG is located at 4100 Yonge Street in Toronto Ontario Canada.

The Audit Committee has approved the engagement of KPMG as our independent registered public accountants for the fiscal year ending December 29, 2013. In the event the stockholders do not ratify this appointment, the Audit Committee will reconsider whether to retain KPMG and may retain that firm or another firm without resubmitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent auditor at any time during the year if it determines that such change would be in the Company’s best interests and in the best interests of our stockholders. We expect that representatives from KPMG will be present at the Annual Meeting and will be available to respond to appropriate questions and have the opportunity to make a statement if they desire.

Audit and Audit-Related Fees

Fees for audit, audit-related services and tax services by KPMG for the years ended December 30, 2012 and January 1, 2012 were as follows:

	2012	2011
Audit fees	$465,000	$446,000
Audit related fees	--	--
Tax fees	160,000	137,000
Total audit, audit related and tax fees	$625,000	$583,000

We were not billed for any fees for services other than tax and audit related fees from our principal accountants in 2012 or 2011.

Audit Committee Pre-Approval Policies and Procedures; Determination of Independence

The Audit Committee charter provides that the Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent auditors before the auditor is engaged to render these services. The Audit Committee has considered whether KPMG’s provision of non-audit services is compatible with its independence. In April 2004, the Board adopted an Audit and Non-Audit Services Pre-Approval Policy for the Audit Committee. Under the policy, the Audit Committee has pre-approved certain audit and audit related services, tax services and other services. The Audit Committee has determined that the provision of those services that are pre-approved in the policy will not impair the independence of the auditor. The provision of services by the auditor which are not pre-approved in the policy are subject to separate pre-approval by the Audit Committee. The policy also pre-approved certain specified fee levels for the specific services. Payments in excess of these specified levels are subject to separate pre-approval by the Audit Committee. All audit and non-audit services performed by our independent accountants have been pre-approved by our Audit Committee to assure that such services do not impair the auditors’ independence from us. For the 2012 fiscal year there were no fees billed by KPMG for services other than for audit and tax related services.

REQUIRED VOTE

The affirmative vote of a majority of the votes duly cast is required to ratify the appointment of KPMG as our independent registered public accounting firm. Abstentions have the same effect as a vote against this proposal. However, broker non-votes are not deemed to be votes cast and, therefore, have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 29, 2013.

PROPOSAL NO. 3 - Non-Binding Advisory Vote Regarding the Compensation of the Company’s Name Executive Officers (“Say on Pay”)

Section 14A of the Exchange Act provides Company’s stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. Pursuant to Section 14A of the Exchange Act, the Company is presenting the following “say-on-pay” proposal, which gives stockholders the opportunity to approve the Company’s compensation for its named executive officers as disclosed pursuant to Item 402(m) through (q) of Regulation S−K by voting for or against the resolution set forth below:

“RESOLVED, that the stockholders of the SMTC Corporation approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402(m) through (q) of Regulation S-K, including the tabular disclosure regarding such compensation and the accompanying narrative discussion, set forth in the Company’s 2013 Proxy Statement.”

REQUIRED VOTE

Although this vote is advisory and not binding on the Company, the Compensation Committee and the Board will take into account the outcome of the vote when considering future executive compensation decisions. To be effective, the proposal needs to be approved by the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 4 - To Approve, by a Non-Binding Vote, the Frequency of Future Stockholder Advisory Votes about the Company’s Executive Compensation (“Say on Frequency”)

We are seeking an advisory vote on the frequency with which say-on-pay votes, similar to Proposal 3 in this Proxy Statement, should be held in the future. This advisory vote is commonly referred to as “say on frequency.”

We recommend that our stockholders select a frequency of one year. The Board believes holding a non-binding shareholder advisory vote on the compensation of the Company's Named Executive Officers on an annual basis will enhance shareholder communication by providing a clear, simple means for the Company to obtain information on investor sentiment about its executive compensation philosophy.

REQUIRED VOTE

Because this proposal is advisory, it will not be binding on the Company. However, the Board values our stockholders’ opinions and the Board will consider the outcome of the vote when determining the frequency of future advisory votes on executive compensation. To be effective, the proposal needs to be approved by the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS SELECT “ONE YEAR” ON THE PROPOSAL RECOMMENDING THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

During 2012, the Board held six (6) meetings. The Board has three standing committees: the Nominating and Governance Committee, the Audit Committee and the Compensation and Management Development Committee. All directors attended at least 75% of the meetings the Board and each of the committees of which they were members. The Company has a policy of encouraging all directors to attend the Annual Meeting of Stockholders.

The Nominating and Governance Committee

The Nominating and Governance Committee of the Board of Directors currently consists of David Sandberg (Chair) and J. Randy Waterfield. Mr. Silber joined the committee on January 19, 2013 and left the committee upon appointment as interim President and CEO. The Nominating and Governance Committee (i) identifies individuals qualified to become members of the Board, (ii) selects, or recommends that the Board select, the director nominees for the next annual meeting of Stockholders, (iii) develops and recommends to the Board a set of corporate governance principles applicable to the Company and (iv) oversees the evaluation of the Board and its dealings with management and the committees of the Board.

The Nominating and Governance Committee has established a policy under which stockholders of the Company may recommend a candidate to the Committee for consideration for nomination as a director. This policy is described later in this Proxy Statement under the heading “Additional Information - Stockholder Proposals.”

In evaluating and determining whether to recommend a person as a candidate for election as a Director, the Nominating and Governance Committee’s criteria reflects the requirements of the NASDAQ rules with respect to independence as well as the following factors: (i) the needs of the Company with respect to the particular talents and experience of its directors; (ii) personal and professional integrity of the candidate; (iii) the level of education and/or business experience of the candidate; (iv) broad-based business acumen of the candidate; (v) the candidate’s level of understanding of the Company’s business and the electronic manufacturing services industry; (vi) the candidate’s abilities for strategic thinking and willingness to share ideas; and (vii) the Board’s need for diversity of experience, expertise and background. The Nominating and Governance Committee will use these criteria to evaluate all potential director nominees. In addition, effective January 18, 2013, the Board determined that absent a compelling reason such as service as an executive officer of the Company or significant stock ownership, the Nominating and Governance Committee will not recommend for reelection directors who have served as directors for more than ten years; and will not recommend for reappointment to any committee of the Board a director who has been a member of such committee continuously for five years.

The Company does not have a formal diversity policy with respect to its directors. However, in considering whether to recommend any director nominee, including candidates recommended by stockholders, the Nominating Committee will consider the factors above, including the candidate’s diversity of experiences, expertise, ethnicity, gender and background. The Nominating and Governance Committee does not assign specific weight to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. The Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

The Nominating and Governance Committee met one (1) time in a separate session during 2012.

The Audit Committee

The Audit Committee, which met four (4) times in 2012, consisted of Clarke H. Bailey (Chair), Anton Simunovic and David Sandberg during 2012. Mr. Simunovic resigned from the Board to concentrate on his other business interests effective April 2, 2013 and Mr. Bailey left the committee upon his appointment as Executive Chair in May 2013. Mr. Waterfield was appointed as an audit committee member in May 2013. The Board has determined that Mr. Sandberg, who is currently Chairman of the Audit Committee, and Mr. Waterfield are “audit committee financial experts” as defined by the Securities and Exchange Commission.

The Audit Committee, among other things, (i) appoints, oversees and replaces, if necessary, the Company’s independent auditor, (ii) assists the Board of Directors’ in its oversight and review of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the Company’s independent audit and (iii) prepares the Audit Committee Report included in this proxy statement.

The Compensation and Management Development Committee

During 2012, the Compensation and Management Development Committee (“Compensation Committee”) consisted of J. Randall Waterfield (Chair) and Clarke H. Bailey. Mr. Silber joined the committee on January 19, 2013 and left the committee upon appointment as interim President and CEO in May 2013. Mr. Bailey left the committee upon appointment as Executive Chair in May 2013. Mr. Sandberg was appointed as a member of the committee in May 2013. The Compensation Committee met one (1) time in a separate session in 2012. The general duties of the Compensation Committee are (i) to provide a general review of the Company’s compensation and benefit plans and (ii) to review compensation practices and policies and establish compensation for the officers of the Company. The Company has not adopted a charter for the Compensation Committee. The Compensation Committee serves to review and recommend to the Board annual salaries and bonuses for all executive officers of the Company, to review and recommend to the Board compensation for the Directors, to review and recommend to the Board the terms and conditions of all employee benefit plans or changes thereto and to administer the Company’s stock option plans. The Chief Executive Officer of the Company make recommendations regarding such salaries, compensation and terms and conditions, but the Compensation Committee reviews any such recommendations independently and is responsible for making final recommendations to the full Board. The Board has determined that each of the members of the Compensation Committee is independent under the listing standards of the NASDAQ Stock Market, Inc.

The Compensation Committee reserves the right from time to time to utilize the services of an independent advisor to provide guidance in association with significant executive compensation decisions. The Compensation Committee retains sole responsibility for engaging any advisor and meeting with such advisor, as needed, in the Committee’s sole discretion.

Risk Oversight

During 2012, as a part of its oversight function, the Board monitored how management operated the Company. Risk is an important part of deliberations at the Board and committee level throughout the year. Committees consider risks associates with their particular areas of responsibility. The Board as a whole considers risks affecting the Company. To that end, the Board conducts periodic reviews of corporate risk management policies and procedures. The enterprise risk management process evaluates the Company’s major risk exposures and the steps management has taken to monitor and control these exposures. Therefore, the Board and its committees consider, among other items, the relevant risks to the Company when granting authority to management and approving business strategies. The Board has determined that the positions of Chairman of the Board of Directors and the Presidents/CEOs should be held by different persons. David Sandberg serves as the non-executive Chair of the Board of Directors and has been determined by the Board to be independent under NASDAQ Stock Market, Inc. listing standards and Alex Walker and Claude Germain each served as the Company’s Co-President and Co-CEO. The Board of Directors believes that such separation of roles increases the Board’s independence from and oversight of the Company’s management and enhances its ability to carry out its roles and responsibilities on behalf of the stockholders. Each of Mr. Silber and Mr. Bailey will abstain from voting as directors on any matter related to the retention, termination or compensation of the Company’s Chief Executive Officer.

Although the Board retains the right to make changes in risk oversight responsibilities from time-to-time, the Board anticipates that the risk management responsibilities will continue in a substantially similar manner as described above.

Stockholder Communications with the Board of Directors

Stockholders can contact the Board or any of the individual directors by contacting: David Sandberg at dsandberg@redoakpartners.com. Mr. Sandberg will review, sort and summarize communications and then forward such communications to the Board or to in individual director.

Code of Ethics and Conduct and Corporate Governance Documents

The Board has adopted a Code of Ethics and Conduct and certain other corporate governance documents all of which are available on the Company’s website at www.smtc.com or in print to any stockholder who requests such documents in writing.

DIRECTOR INDEPENDENCE

The Board has determined that each of David Sandberg and J. Randall Waterfield are “independent directors” as defined in the rules of the NASDAQ Global Market (“NASDAQ Rules”) during 2012.

All members of the Nominating and Governance Committee were “independent directors” as defined in and as required by NASDAQ Rules during 2012.

All Audit Committee members were “independent directors” as defined in NASDAQ Rules and Rule 10A-3(b)(1) under the Securities and Exchange Act of 1934, and as required by NASDAQ Rules during 2012.

All Compensation Committee members were “independent directors” as defined in and as required by NASDAQ Rules during 2012.

COMPENSATION OF DIRECTORS

In November 2008, the Board approved a revised compensation plan effective January 1, 2009 for independent directors (the “2009 Compensation Plan”). Pursuant to the 2009 Compensation Plan, independent directors will earn a retainer of CDN $50,000 per year for serving on our Board. The Chairman of the Board will earn an additional retainer of CDN $15,000, the Chairman of the Audit Committee will earn an additional retainer of CDN $6,000 and the Chairman of all other committees will earn an additional retainer of CDN $3,000. Board fees will be reduced on a prorated basis for nonattendance. In November 2011, the compensation plan was amended such that fees paid to directors residing in the United States would be converted to U.S. dollars at par. Each member of the Board is also required to own shares valued at one times the annual retainer amount within twenty four (24) months of joining the Board; two times the annual retainer amount within forty-eight (48) months of joining the Board and three times the annual retainer amount paid to such director within sixty (60) months of joining the Board. We pay no additional remuneration to our employees for serving as directors or on committees.

The following table outlines the compensation to the Board of Directors for the period ended December 30, 2012:

Name	Fees Earned or Paid in Cash ($)

Clarke H. Bailey (2)	$56,000
Claude Germain (3)	$-
Lawrence Silber	$10,027
David Sandberg (2)	$69,178
Anton Simunovic(1)(2)	$50,000
J. Randall Waterfield	$36,574
Alex Walker (3)	$-

(1)

Anton Simunovic resigned from the Board on April 2, 2013 and will not stand for re-election at the 2013 annual meeting of stockholders. Mr. Simunovic resigned as a director to concentrate more completely on his business pursuits and not as a result of any disagreement with the Company.

(2)

Directors Clarke H. Bailey, David Sandberg and Anton Simunovic received additional fees for their involvement in various ad hoc committees during 2012. Those amounts are included within the Fees Earned or Paid in Cash column.

(3)

Effective May 14, 2013, Mr. Walker and Mr. Germain mutually agreed with the Board of Directors to terminate their employment as Co-CEO’s and their respective directorships on the Company’s Board of Directors.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of SMTC’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

The Audit Committee of the Board of Directors consisted of three directors, Clarke H. Bailey, David Sandberg, and Anton Simunovic during 2012. Mr. Simunovic has since resigned from the Board and Mr. Bailey left the committee upon appointment as Executive Chair. The duties of the Audit Committee are (i) to review with management and the independent auditors the scope and results of any and all audits, the nature of any other services provided by the independent auditors, the independence of the auditors, changes in the accounting principles applied to the presentation of the Company’s financial statements, and any comments by the independent auditors on the Company’s policies and procedures with respect to internal accounting, auditing and financial controls, (ii) to review the consistency and reasonableness of the financial statements contained in the Company’s quarterly and annual reports prior to filing them with the Securities and Exchange Commission (or with any other regulatory authority) and discuss the results of these quarterly reviews, annual audits and any other matters required to be communicated with the independent auditors under generally accepted auditing standards and (iii) to select the Company’s independent auditors and approve or pre-approve all auditing services and permitted non-audit services to be rendered by the auditor. The Board of Directors has adopted a written charter of the Audit Committee, the sufficiency of which is evaluated each year by the Audit Committee.

Consistent with its duties, the Audit Committee has reviewed and discussed with the Company’s management the audited financial statements for the period ended December 30, 2012. KPMG LLP issued their unqualified report dated March 27, 2013 on SMTC’s financial statements.

The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by AICPA Statement on Auditing Standards No. 61, “Communication with Audit Committees.” The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with KPMG LLP its independence as an auditor. The Audit Committee concluded all meetings with an in camera session.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors the inclusion of SMTC’s audited financial statements for the period ended December 30, 2012 in the Annual Report on Form 10-K for the year then ended.

By the Audit Committee of the Board of Directors

David Sandberg, Chair

J. Randall Waterfield

June 7, 2013

RELATED PARTY TRANSACTIONS

Stockholders Agreement

Certain of our current Stockholders and option holders are parties to a stockholders agreement that, among other things, provides for registration rights and contains provisions regarding the transfer of shares.

Employment Arrangements

The Company and each executive officer have entered into employment agreements. Each of these employment arrangements is more fully described under “Employment Agreements.”

SECURITIES OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 29, 2013, information regarding beneficial ownership. The table sets forth the number of shares beneficially owned and the percentage ownership for:

●     each person who is known by us to own beneficially more than 5% of our outstanding shares of Common Stock;

●     each executive officer named in our summary compensation table and each director; and

●     all executive officers and directors as a group.

As of May 29, 2013, our outstanding equity securities (including exchangeable shares of our subsidiary, SMTC Canada, other than holdings of SMTC Nova Scotia Company, a subsidiary of SMTC Canada) consisted of 16,344,193 shares.

Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated below, each entity or person listed below maintains a mailing address of c/o SMTC Corporation, 635 Hood Road, Markham, Ontario, Canada L3R 4N6. The number of shares beneficially owned by each Stockholder is determined under rules promulgated by the Securities and Exchange Commission. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after May 29, 2013 through the exercise of any stock option, warrant or other right. The inclusion in the following table of those shares, however, does not constitute an admission that the named Stockholder is a direct or indirect beneficial owner.

		Shares Beneficially Owned
Name and Address	Shares	Options/ Warrants	Total	Percentage of Shares Beneficially Owned(*)
Principal Stockholders:
Red Oak Partners LLC (1)	2,488,792		2,488,792	15.2%
654 Broadway, Suite 5
New York, New York, 10012
Nelson Obus in care of Wynnefield Partners Small Cap Value, L.P. (2)	860,750		860,750	5.3%
450 Seventh Avenue, Suite 509
New York, New York, 10123
Directors and Executive Officers:
Clarke H. Bailey	74,000	50,000	124,000	0.8%
Paul Blom (3)	13,295	206,397	219,692	1.3%
Claude Germain (5)	38,200	98,500	136,700	0.8%
David Sandberg (1)	2,488,792	--	2,488,792	15.2%
Anton Simunovic (4)	--	--	--	--
Alex Walker (5)	37,268	98,500	135,768	0.8%
J. Randall Waterfield	428,523	--	428,523	2.6%
Lawrence Silber	--	--	--	--
All Directors and Executive Officers as a group (8 persons)	3,080,078	453,397	3,533,475	21.6%

* The number of shares of Common Stock deemed outstanding on May 29, 2013 with respect to a person or group includes (a) 16,344,193 shares outstanding on such date (other than exchangeable shares held by SMTC Nova Scotia Company, a subsidiary of SMTC Canada) and (b) all options that are currently exercisable or will be exercisable within 60 days of May 29, 2013 by the person or group in question.

(1) Includes shares of Common Stock held by The Red Oak Fund, LP, the Pinnacle Fund LLP, which is an affiliate of Red Oak Partners, LLC. and David Sandber.  David Sandberg is the managing member of Red Oak Partners LLC and has shared power to vote or to direct the vote of all of such shares of Common Stock and power to dispose or direct the disposition of all of such shares.

(2) Includes shares of Common Stock held by Wynnefield Partners Small Cap Value L.P., Wynnefield Small Cap Value Offshore Fund, Ltd., Wynnefield Capital, Inc. Profit Sharing Plan, Wynnefield Capital Management, LLC and Wynnefield Capital, Inc. as disclosed in Schedule 13D filed with the SEC on May 24, 2013.

(3) Mr. Blom resigned from the Company effective April 26, 2013.

(4) Mr. Simunovic resigned from the Board effective April 2, 2013.

(5) Effective May 14, 2013, Mr. Walker and Mr. Germain mutually agreed with the Board of Directors to terminate their employment as Co-CEO’s and their respective directorships on the Company’s Board of Directors.

EXECUTIVE OFFICERS

During 2012, the executive officers of the Company were Alex Walker, Claude Germain, and Paul Blom.

Alex Walker, 47, prior to May 2013, Mr. Walker served as co-President and co-Chief Executive Officer of SMTC. Prior to joining SMTC, Mr. Walker was Managing Partner of Ecosystem, an engineering design-build firm dedicated to commercial energy efficiency and green/clean power generation projects. Mr. Walker was also Managing Partner of Rouge River Capital, a merchant bank specializing in investments in manufacturing and logistics companies. Prior to Rouge River Capital, Mr. Walker served as Managing Partner of Blackmore Partners Inc., a strategy and financial advisory firm. Mr. Walker has held various senior executive roles for private and public technology and manufacturing companies, such as Cube Route Inc., Abridean Inc., Divine Inc., GNC Inc., and Guernsey Bel. Mr. Walker has served on the boards of several companies. He received an MBA from the University of Chicago and a Mechanical Engineering Degree from Queen’s University. The Board believes that Mr. Walker’s experience as a senior level executive and experience serving as a director of other companies make him qualified to serve as a director. Effective May 14, 2013, Mr. Walker mutually agreed with the Board of Directors to terminate his employment as Co-CEO and his respective directorship on the Company’s Board of Directors.

Claude Germain, 46, prior to May 2013, Mr. Germain served as Co-President and Co-Chief Executive Officer. Prior to joining the Company in March 2011, Mr. Germain was Managing Partner and Principal for Rouge River Capital Ltd., a merchant bank focused on midmarket industrial and supply chain businesses. He also serves on the board of TAL International Group, Inc. as well as several private company boards. Previously, he served as Executive Vice President and Chief Operating Officer of Schenker Canada, a leading logistics company from 2005 to 2010. Prior to joining Schenker, Mr. Germain was Chief Executive Officer and Founder of Cube Route. He was also Chief Operating Officer and Co-Founder of Grocery Gateway Inc., President of a Texas-based third party logistics firm, and a management consultant for The Boston Consulting Group. Mr. Germain is a graduate of the Harvard Business School, where he received a master of business administration degree. He also has a Bachelor of Science degree in engineering physics from Queens University. Effective May 14, 2013, Mr. Germain mutually agreed with the Board of Directors to terminate his employment as Co-CEO and his respective directorship on the Company’s Board of Directors.

Paul Blom, 52, joined the Company in March 2007 and served as Executive Vice President, Operations. From 1994 to 2004 he was employed at Celestica Inc., a large Tier 1 EMS provider where he left as Senior Vice President, Global Supply Chain. Prior to joining SMTC, Paul was a member of the executive team at CFM Corporation. Paul holds a Bachelor of Science in Mechanical Engineering from the University of Toronto and a Master’s in Business Administration from the Rotman School of Business. Mr. Blom resigned from the Company effective April 26, 2013.

EXECUTIVE COMPENSATION AND RELATED
INFORMATION SUMMARY COMPENSATION TABLE

The table below provides information concerning the compensation of our executive officers.

In the “Salary” column, we disclose the base salary paid to each of our executive officers. Salaries are paid in Canadian dollars consistent with the terms of the employment agreements and are translated at the average exchange rate for the year in the compensation table.

In the “Option Awards” column, we disclose the aggregate grant date fair value of option awards granted in the fiscal year computed in accordance with FASB Accounting Standards Codification Topic 718 without reduction for assumed forfeitures. The ASC 718 fair value of our stock options is calculated based on assumptions summarized in Note 6 to our audited consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 30, 2012, and for which we recognize expense ratably over the vesting period.

In the “Non-Equity Incentive Plan Compensation” column, we disclose the amount earned as a performance based bonus for that particular year.

In the column “All Other Compensation,” we disclose the sum of the dollar value of all other compensation that could not properly be reported in other columns of the Summary Compensation Table, including perquisites and amounts reimbursed for the payment of taxes.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Option Awards ($) (a)	Non-Equity Incentive Plan Compensation ($)(b)	All Other Compensation ($)(c)	Total ($)
Alex Walker Co-President and Co-Chief Executive Officer	2012 2011	$ 260,000 $ 131,539	$ -- $ 340,408	$ 117,000 $ 21,095	$ 6,460 $ 52,728	$ 383,460 $ 545,771
Claude Germain Co-President and Co-Chief Executive Officer	2012 2011	$ 260,000 $ 131,539	$ -- $ 340,408	$ 117,000 $ 21,095	$ 6,640 $ 52,728	$ 383,460 $ 545,771
Paul Blom Executive Vice President, Operations	2012 2011	$ 252,824 $ 252,824	$ -- $ 232,500	$ 116,797 $ --	$ 20,860 $ 19,634	$ 390,481 $ 504,958

(a)

The amounts disclosed in this column represent the aggregate grant date fair value of option awards granted in the fiscal year computed in accordance with FASB ASC 718 during fiscal 2012 and 2011 for the following option awards. The fair values of these option awards were calculated based on assumptions summarized in Note 6 to our audited consolidated financial statements.

(i)

Mr. Walker was granted 11,000 stock options for common stock on August 12, 2011 with a Black-Scholes fair value of $0.70 per share and an exercise price of $3.20 per share. Mr. Walker was granted 262,500 stock options for Common Stock on September 21, 2011 with a Black-Scholes fair value of $0.85 and an exercise price of $3.20 per share. One twelfth of the options vested on both September 21, 2012 and December 21, 2012. On each subsequent quarter, an additional twelfth will vest, such that all of the options will be fully vested on June 21, 2015. In accordance with ASC 718, we record expense for this grant ratably over the three-year vesting period. Mr. Walker was granted 87,500 stock options for Common Stock on November 24, 2011 with a Black-Scholes fair value of $1.259 per share and an exercise price of $2.38 per share. These options were fully vested as at May 24, 2012. In accordance with ASC 718, we recorded an expense for this grant ratably over the six-month vesting period.

(ii)

Mr. Germain was granted 11,000 stock options for Common Stock on August 12, 2011 with a Black-Scholes fair value of $0.70 per share and an exercise price of $3.20 per share. These shares vested immediately. In accordance with ASC 718, we recorded an expense for this grant immediately. Mr. Germain was granted 262,500 stock options for Common Stock on September 21, 2011 with a Black-Scholes fair value of $0.85 and an exercise price of $3.20 per share. One twelfth of the options vested on both September 21, 2012 and December 21, 2012. On each subsequent quarter, an additional twelfth will vest, such that all of the options will be fully vested on June 21, 2015. In accordance with ASC 718, we record expense for this grant ratably over the three-year vesting period. Mr. Germain was granted 87,500 stock options for Common Stock on November 24, 2011 with a Black-Scholes fair value of $1.259 per share and an exercise price of $2.38 per share. These options were fully vested as at May 24, 2012. In accordance with ASC 718, we recorded an expense for this grant ratably over the six-month vesting period.

(iii)

(iii) Mr. Blom was granted 150,000 stock options for Common Stock on November 24, 2011 with a Black-Scholes fair value of $1.55 per share and an exercise price of $2.38 per share, the closing price of the Company’s Common Stock on the date of grant. These shares vest in four equal, annual installments, beginning on the first anniversary of the date of grant. In accordance with ASC 718, we record expense for this grant ratably over the four-year vesting period.

(b)

Amounts disclosed for fiscal 2012 represent performance bonuses paid during fiscal 2012 in accordance with Mr. Walker and Mr. Germain’s compensation arrangements during their time as Interim Co-Chief Executive Officers.

(c)	The amount shown as “All Other Compensation” represents the sum of the following:

(i)	Mr. Walker was provided with medical benefits in 2012; in 2011, consulting fees for his service as Interim Co-Chief Executive Officer for the period from March 31, 2011 to June 20, 2011 were paid.

(ii)	Mr. Germain was provided with medical benefits in 2012; in 2011, consulting fees for his service as Interim Co-Chief Executive Officer for the period from March 31, 2011 to June 20, 2011 were paid.

(iii)

Mr. Blom’s employment agreement provides for the following perquisites: in 2012, car allowance of $14,400 and medical benefits valued at $6,460; in 2011, car allowance of $14,575 and medical benefits valued at $5,059.

EMPLOYMENT AGREEMENTS

On September 14, 2011, SMTC Canada entered into an employment agreement with Mr. Walker. Under the terms of the agreement, Mr. Walker is entitled to an annual base salary of CDN$260,000, which may be increased by the Board of Directors of SMTC. Mr. Walker is also entitled to receive a short term bonus with a target of 90% of his base salary if certain financial and individual performance targets to be determined by the Board are met, as well as health, dental and disability benefits. In the event that Mr. Walker is terminated without cause, he is entitled to, at the Company’s option, either a lump sum payment, less applicable statutory deductions, equivalent to six months of the base salary, or salary continuance and health care coverage of six months. The employment agreement provides for customary non-solicitation provisions which continue during the term of the agreement and for six months from the date of termination, and non-competition provisions for twelve months from date of termination. Effective May 14, 2013, Mr. Walker mutually agreed with the Board of Directors to terminate his employment as Co-CEO of the Company and his respective directorship on the Company’s board of Directors.

On September 14, 2011, SMTC Canada entered into an employment agreement with Mr. Germain. Under the terms of the agreement, Mr. Germain is entitled to an annual base salary of CDN$260,000, which may be increased by the Board of Directors of SMTC. Mr. Germain is also entitled to receive a short term bonus with a target of 90% of his base salary if certain financial and individual performance targets to be determined by the Board are met, as well as health, dental and disability benefits. In the event that Mr. Germain is terminated without cause, he is entitled to, at the Company’s option, either a lump sum payment, less applicable statutory deductions, equivalent to six months of the base salary, or salary continuance and health care coverage of six months. The employment agreement provides for customary non-solicitation provisions which continue during the term of the agreement and for six months from the date of termination, and noncompetition provisions for twelve months from date of termination. Effective May 14, 2013, Mr. Germain mutually agreed with the Board of Directors to terminate his employment as Co-CEO of the Company and his respective directorship on the Company’s board of Directors.

On March 6, 2007, SMTC Canada entered into an employment agreement with Mr. Blom. Under the terms of the agreement, Mr. Blom is entitled to an annual base salary of CDN$250,000, which may be increased by the SMTC Canada Board. Mr. Blom is also entitled to receive a short tem bonus with a target of 50% of his base salary if certain financial and individual performance targets to be determined by the SMTC Canada Board are met, as well as a car allowance and certain other standard benefits. In the event that Mr. Blom is terminated without cause, he is entitled to salary continuance of twelve months plus one month for every year of service after twelve years of service, up to a maximum of eighteen months. The employment agreement provides for customary non-solicitation provisions which continue during the term of the agreement and for eighteen months from the date of termination. Mr. Blom resigned from the Company on April 26, 2013.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information regarding unexercised stock options and equity incentive plan awards for each executive officer outstanding as of the end of fiscal 2012. Each outstanding award is represented by a separate row which indicates the number of securities underlying the award.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards			Stock Awards (a)
	Equity Incentive Plan Awards:
	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name	(#)	(#)	($)	Date	(#)	($)	(#)	($)
Alex Walker	11,000	(b)	3.20	8/12/2016
	43,750	218,750 (c)	3.20	9/21/2016
	87,500		2.38	11/24/2016
Claude Germain	11,000	(b)	3.20	8/12/2016
	43,750	218,750 (c)	3.20	9/21/2016
	87,500		2.38	11/24/2016
Paul Blom	16,667		0.70	11/10/2013
	39,730		1.00	11/10/2014
	37,500	112,500 (d)	2.38	11/24/2016

(a)	The Company has no outstanding stock awards.
(b)	These options vested immediately.
(c)	One twelfth of the options vest at the end of each fiscal quarter during the term, such that all of the options will be fully vested on June 21, 2015.
(d)	The shares underlying this award vest in four equal, annual installments, beginning on the first anniversary of the date of grant.

POST-TERMINATION COMPENSATION AND CHANGE OF CONTROL PAYMENTS

Termination Without Cause

Mr. Blom’s employment arrangement is governed by a March 6, 2007 agreement. Under Mr. Blom’s employment agreement, in the event of termination without cause the Company provides Mr. Blom with benefits equal to:

a)

Salary continuation for a period of twelve (12) months, plus one (1) month for every completed year of active employment beyond twelve (12) years of service, to a maximum of eighteen (18) months of salary continuance, and

b)	benefits continuation for the severance period.

In the event that, prior to the end of the salary continuation period, Mr. Blom obtains alternative employment that provides total remuneration that is at least 75% of his total compensation previously provided by the Company, then the salary continuation payments will be discontinued and the Company will provide a lump sum payment, less applicable deductions, that is equivalent to 50% of the then remaining salary continuation payments to which he would have been entitled. In connection with his resignation, Mr. Blom’s severance package was modified such that he retained the full salary continuation period even if alternative employment was obtained.

The terms of Mr. Walker’s and Mr. Germain’s employment are governed by employment agreements dated September 14, 2011.

The Chief Executive Officers’ employment agreements also provide compensation upon termination for other than cause. Under these agreements, the Company provides the Chief Executive Officer a lump sum payment, less applicable statutory deductions, equivalent to six months of the aggregate base salary or salary continuance and health care coverage for 6 months, at the Company’s option, and any short term bonus that the executive qualifies for.

In the event that an executive officer is terminated without cause and is the recipient of the compensation described above, the executive officer must adhere to certain non-solicitation and confidentiality covenants in his or her respective employment agreement in order to receive such compensation during the severance period. Specifically, such executive officer cannot solicit any of the Company’s customers or employees for a period of six (6) months, and he or she cannot disclose or make use of any of the Company’s confidential information in the same manner that was agreed to in the employment agreement. If the executive officer violates any of these covenants during the salary continuation period, all salary continuation payments and any rights to such will be terminated.

Termination in the Event of a Change of Control

The Company does not have a change of control provision in the employment agreements of any of its current officers, other than for the accelerated vesting of stock options as described below.

Accelerated Vesting of Stock Options in the Event of a Change of Control

The 2010 Plan contains provisions to protect the executive officers in the event of a change of control, defined in the 2010 Plan as a “covered transaction.”

In the 2010 Plan, a covered transaction is defined as any of:

(i)

a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert;

(ii)	a sale or transfer of all or substantially all of the company’s assets; or

(iii)	a dissolution or liquidation of the Company.

For executives other than the Chief Executive Officers, in the event of a covered transaction:

a)	all outstanding awards shall vest and if relevant become exercisable, immediately prior to the covered transaction;

b)

all deferrals, other than deferrals of amounts that are neither measured by reference to nor payable in shares of Common Stock or exchangeable shares, shall be accelerated, immediately prior to the covered transaction; and

c)

upon consummation of a covered transaction, all awards then outstanding and requiring exercise shall be forfeited unless, in each case, such awards and deferrals are assumed by the acquiring or surviving entity or its affiliate.

For Mr. Walker and Mr. Germain’s option awards, acceleration of vesting will be for at least 50% of the entire original option grant (or the remaining unvested portion if less) if a change of control occurs.

In connection with any covered transaction in which there is an acquiring, a surviving entity or in which all or substantially all of the Company’s then outstanding Common Stock is acquired, the Compensation Committee may provide for substitute or replacement awards from, or the assumption of awards by, the company, the acquiring or surviving entity or its affiliates, as applicable.

Termination in the Event of Disability

The employment agreements of the executive officers provide for termination in the event of a partial or total disability of an executive officer.

“Partially or Totally Disabled” means any physical or mental incapacity, disease or affliction, as determined by a legally qualified medical practitioner, which prevents the executive officer from performing the essential duties of his position.

In the event that the executive officer is Partially or Totally Disabled for a period of six (6) months or less, he shall receive all remuneration including bonuses, payments and rights including all benefits provided for under the employment agreement, as if he were regularly and fully employed.

In the event that the executive officer is Partially or Totally Disabled for a continuous period of more than six (6) months, the Company shall be entitled to terminate the employment of the executive officer by giving written notice to the executive officer. In the event of a termination of employment under these circumstances, the executive officer shall be entitled to the salary continuance benefits that would have been payable if the termination was involuntary and not for cause (as described above).

Defined Contribution Plan

The Company has a tax-qualified 401(k) defined contribution retirement plan established for U.S. employees in which officers may participate.

ADDITIONAL INFORMATION

Stockholder Proposals

In order for Stockholder proposals that are submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be considered by the Company for inclusion in the proxy material for SMTC’s 2014 Annual Meeting of Stockholders, they must be received by the Secretary of the Company on or before January 26, 2014 at its principal executive offices, 635 Hood Road, Markham, Ontario, Canada L3R 4N6.

For proposals that Stockholders intend to present at the 2014 Annual Meeting of Stockholders outside the processes of the Rule 14a-8 of the Exchange Act, unless the Stockholder notifies the Company of such intent on or before March 21, 2014, any proxy that management solicits for such annual meeting will confer on the holder of the proxy discretionary authority to vote on the proposal so long as such proposal is properly presented at the meeting. Notwithstanding the foregoing, our Amended and Restated By-Laws set forth procedures Stockholders must comply with to make nominations for election to the Board of Directors. Such nominations must be made by notice in writing delivered or mailed to the Secretary of the Company and received at the Company’s principal executive office, 635 Hood Road, Markham, Ontario, Canada L3R 4N6 not less than 60 days or more than 90 days prior to the anniversary date of the immediately preceding annual meeting of Stockholders. If the annual meeting is not held within 30 days before or after such anniversary date, then such nomination must have been delivered to or mailed and received by the Secretary not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first. Such notice must set forth (a) as to each proposed nominee (i) the name, age, business address and, if known, residence address of each such nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of the Company beneficially owned by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to be named as a nominee and to serve as a director if elected; and (b) as to the Stockholder giving the notice (i) the name and address, as they appear on the Company’s books, of such Stockholder and (ii) the class and number of shares of the Company that are beneficially owned by such Stockholder (and evidence of such ownership if not also held of record by such Stockholder). The Company may require any proposed nominee or nominating Stockholder to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of the Company. If such procedures are not complied with, the chairman of the meeting may determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures and the defective nomination will be disregarded.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and any persons who directly or indirectly hold more than 10% of the Company’s Common Stock (“Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) on Forms 3, 4 and 5. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

Based on the Company’s review of copies of such forms it has received from its executive officers, directors and greater than 10% beneficial owners, the Company has met its Section 16(a) filing requirements applicable to its Reporting Persons in a timely manner.

Other Matters

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares are represented. Stockholders are urged to vote via toll-free telephone number, over the internet, or, if the recipient of a paper copy of the proxy card, to mark, date, execute and promptly return their proxy.

Financial Statements and Form 10-K Annual Report

SMTC’s audited financial statements for the year ended December 30, 2012 and certain other related financial and business information of the Company are contained in the Company’s Annual Report on Form 10-K, as filed by the Company with the SEC on March 27, 2013 (including exhibits). Copies of such Annual Report on Form 10-K including financial statements may be obtained without charge by contacting SMTC Corporation, 635 Hood Road, Markham, Ontario, Canada L3R 4N6, Attention: Investor Relations.

smtc
manufacturing partner to innovators

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Central Time, on July 16, 2013.

Vote by Internet

- Go to **www.investorvote.com/SMTX**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

VOTING INSTRUCTION CARD

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and every 1 YEAR for Proposal 4:

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Proposal No. 1
The election of the following directors for a term ending 2014.

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Clarke Bailey	☐	☐	02 - David Sandberg	☐	☐	03 - Lawrence Silber	☐	☐
04 - J. Randall Waterfield	☐	☐						

Proposal	For	Against	Abstain
Proposal No. 2 To ratify the appointment of KPMG LLP as independent registered public accountants.	☐	☐	☐
Proposal No. 3 To approve, by a non-binding advisory vote regarding the compensation of the Company's name executive officers ("say on pay").	☐	☐	☐

Proposal	1 Year	2 Years	3 Years	Abstain
Proposal No. 4 To approve, by a non-binding vote, the frequency of future stockholder advisory votes about the Company's executive compensation ("say on frequency").	☐	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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